BRIDGELINE DIGITAL

INVESTOR PRESENTATION

February 2019

BRIDGELINE unbound

attract • engage • nurture • convert

MARKETING

CONTENT

COMMERCE

SOCIAL

INSIGHTS

Safe Harbor Statement

The information in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statement by use of the words "may," "will," "should," "plans," "explores," "expects," "anticipates," "continues," "estimates," "projects," "intends," and similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in customer order patterns, changes in customer offering mix, continued success in technological advances and delivering technological innovations, delays due to issues with outsourced service providers, and various other factors beyond the control of Bridgeline Digital, Inc. (the "Company"). Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on December 28, 2018, as well as any updates to those risk factors that may be filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

This presentation includes statistical and other industry and market data that the Company obtained from the industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While the Company believes that these industry publications and third-party research, surveys and studies are reliable, the Company has not independently verified such data and the Company does not make any representation as to the accuracy of the information.

Company Overview

- Bridgeline Digital helps companies increase online revenues and customer engagement by empowering their marketing teams to directly manage digital experiences and customers without the need to coordinate with a development team.
- The Bridgeline Unbound Digital Experience Platform uniquely integrates the seven core products in marketing technology: Content Management, eCommerce, Marketing Automation, Social Media management, Analytics, Search and Translation.
- Bridgeline's software has been well established with over seven years of success for both enterprise and SMB customers.
- The Bridgeline Unbound platform is delivered through a cloud-based infrastructure with Software-as-a-Service subscription model that create a long-term relationship with its customers and recurring revenue.

BRIDGELINE unbound

attract • engage • nurture • convert



Leadership Team



Ari Kahn
President & CEO



Carole Tyner
Chief Financial Officer



Tom McGourty
EVP of Partnerships & Strategic Alliances



Brian Baloga
EVP of Business Development



Carl Prizzi
EVP of Product & Marketing



Ed Sullivan
EVP of Professional Services



Stacey Ward
EVP & General Counsel & Data Protection Officer



Jim Voss
EVP of Technology

Board of Directors

Joni Kahn* – Chairperson Board of Directors, Bridgeline. Member since 2012. Former Senior Manager for Big Machines, Hewlett Packard, Bearing Point.

Ari Kahn – Director, President & Chief Executive Officer, Bridgeline. Co-founder FatWire Software. Ph.D. in Computer Science and AI.

* no relation between Joni Kahn and Ari Kahn

Michael Taglich – Director, Bridgeline. Member since 2013. President & Chairman, Taglich Brothers.

Ken Galaznik – Director and Chairman of Audit Committee, Bridgeline. Member since 2006. Former CFO of American Science & Engineering.

Scott Landers – Director, Bridgeline. Member since 2010. CEO of Monotype Imaging.

Investment Highlights

Proven Mature Product Suite

BRIDGELINE unbound
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Marquee Customers

CATERPILLAR	TRIUMPH
PNY Make Life Simple	SportClips HAIRCUTS
UPS Temperature True	Hartford HealthCare
GUARDIAN	Ohio National Financial Services

Company

- Cloud software in Marketing Tech sector (MarTech)
- Marquee customers
- Contractual backlog as most customers sign three year subscription agreements

Opportunity

- Trading at much lower multiple than comps
- Acquisitions should fundamentally change financials and market position

Strategy

- Expand product suite
- Cross-sell into acquired customer base reduces customer acquisition costs
- Release short sales-cycle products for land & expand strategy
- Create channel partners including Salesforce.com, Microsoft, and Adobe
- Expand into European market

Market Opportunity

Bridgeline Spans Multiple Technologies in Growing MarTech Sector

- Single platform designed to provide ease of use for customers
- Marketing Automation expected to grow at 9.26% CAGR to $6.58B by 2022 [1]
- Web Content Management expected to grow at 16.2% CAGR to $8.25B by 2021 [2]

B2B e-Commerce

- B2B market is 2x the B2C market but lags in e-Commerce adoption [3]
- 38% of B2B brands have no content management platform for their website [4]
- B2B e-Commerce in US to grow 45% from $780B in 2015 to $1,130B in 2020 [5]
- B2B e-Commerce complexities are barriers to entry for Bridgeline competitors



Market Growth (WCM + Marketing Automation) (1) (2)
$16.0B
$14.0B
$12.0B
$10.0B
$8.0B
$6.0B
$4.0B
$2.0B
2016
2017
2018
2019
2020
2021
WCM
Marketing Automation



US B2B eCommerce Sales (5)
$1.2B
$1.1B
$1.0B
$0.9B
$0.8B
$0.7B
$0.6B
$0.5B
2016
2017
2018
2019
2020

Sources:
(1) https://www.businesswire.com/news/home/20161101006460/en/Global-Marketing-Automation-Software-Market-2016-2022--
(2) https://www.prnewswire.com/news-releases/web-content-management-wcm-market---162-cagr-forecast-to-2021-586893431.html
(3) Predicting The Future Of B2B E-Commerce, Forbes Magazine, September 12, 2016
https://www.forrester.com/report/Explore+Content+Marketing+Platforms+For+B2B+Marketing/-/E-RES139855
(4) Explore Content Marketing Platforms for B2B Marketing, November 27, 2017,
https://www.forrester.com/report/Explore+Content+Marketing+Platforms+For+B2B+Marketing/-/E-RES139855
(5) US B2B eCommerce Forecast: 2015 To 2020, Forrester Research April9, 2015
https://www.prnewswire.com/news-releases/web-content-management-wcm-market---162-cagr-forecast-to-2021-586893431.html

BRIDGELINE
DIGITAL

Strategy Overview

Challenges
- Saturated Market
- Low brand equity
- Long sales cycle
- Platform vs. tactical product

Opportunity
- Saturated Market
- Strong product
- Strong customer/case studies

Proposed Solution
- Acquire tactical company
- Acquire customers
- Acquire channel partners
- Cross-sell



Growth of the marketing technology landscape over 7 years [1]
2011
~150
2012
~350
2014
~1,000
2015
~2,000
2016
~3,500
2017
~5,000

Sources:
(1) https://chiefmartec.com/2017/05/marketing-technology-landscape-supergraphic-2017

BRIDGELINE DIGITAL

Long-Term Strategy & Goals

Become the most complete suite of products in MarTech



Analytics
CMS
Email
CRM
Automation
Reviews
Social
Loyalty
Commerce
Infrastructure

Complete Partner to our Customers

- Platform offerings – hosting, data, publishing, integration
- Tactical offerings – platform agnostic, rapid time to market
- Services – strategic, technical and design

Rapid Customer Adoption

- Multiple entry-points to becoming a Bridgeline customer
- Strong partner network with seamless integrations

Strategic Long-Term Value

- Customer for life with broad and ever expanding offerings
- Demonstrable ROI – leads, revenue, branding

M&A and Valuations in MarTech

Valuation

- SharpSpring (SHSP) trades at over 6x revenue
- Marketo acquisition at over 14x revenue
- OpenText (OTEX) trades at over 3x revenue
- HubSpot (HUBS) trades at over 11x revenue
- DemandWare acquisition at over 12x revenue

MarTech industry has many small companies

- Challenges accessing capital
- Cloud based with recurring revenue
- Synergies in customer acquisition costs



ORACLE
eloqua
IBM
unica
act-on
marketbright
Marketo
HubSpot
Performable
TERADATA
aprimo
Adobe
Microsoft
IBM
SILVERPOP
salesforce.com
ExactTarget
pardot
Infusionsoft
GroSocial
Vista Equity Partners
Marketo
web.com
yodle
NETSUITE
Bronto

BRIDGELINE **unbound**

attract • engage • nurture • convert

$350 K	78	51
MRR*	Customers	Employees



MARKETING
CONTENT
COMMERCE
SOCIAL
INSIGHTS
TRANSLATE

Highlights:

- Broad MarTech product suite
- Long term contracts – backlog
- Marquee customers
- Expanding into international markets
- B2B & Franchise differentiating features

Channels:

- Direct sales
- Outsourced inside sales / lead gen
- Limited partner channel

CATERPILLAR · TRIUMPH · SportClips HAIRCUTS · UPS · Temperature True · xylem Let's Solve Water · Hartford HealthCare · AARP · GUARDIAN · Ohio National Financial Services

* MRR is monthly recurring revenue based on the unaudited financials reported by Bridgeline for the quarter ending December 31, 2018

BRIDGELINE DIGITAL

Bridgeline 2019 Growth Opportunity

BRIDGELINE unbound

attract • engage • nurture • convert

CELEBROS

- Asset Purchase Agreement
- Transactions closed February 2019

STANTIVE Technologies Group

- Asset Purchase Agreement
- Selection Notification February 2019
- March 1, 2019 close date

CELEBROS

$100 K	84	9
MRR*	Customers	Employees

Highlights:

- Website search
- Bottom line accretive
- Fast sales cycle
- European markets
- Microsoft technology stack

Deal Terms:

- $400K Initial Payment Cash
- $100K Paid as $10K per month for 10 months
- $500K 2M Shares Restricted Stock

Channel Sales :

shopify partners

Magento Marketplace

AVON GODFREYS GlassesUSA.com SABON figleaves.com BEAUTY BRIDGE ROADRUNNER SPORTS

* MRR is approximate monthly recurring revenue based on the unaudited January 2019 financials reported by Celebros. Actual results during the period may vary, and such variances may be material. As a result, investors should not place undue reliance of the unaudited MRR reported by Celebros during the reported period.

STANTIVE Technologies Group orchestra CMS

$300 K	40	36
MRR*	Customers	Employees

Highlights:

- Multi-year contracts with annual prepayments, auto-renewals
- Strong Salesforce partnership
- Portal / Intranet differentiator
- Compliance and governance

Deal Terms:

- $5.0M cash
- $400k of assumed liabilities

Channels :

salesforce appexchange partner

Manulife 7-ELEVEN CVS CAREMARK AstraZeneca Bristol-Myers Squibb ANZ

* MRR is approximate monthly recurring revenue based on the unaudited January 2019 financials reported by Stantive. Bridgeline has not consummated the purchase of Stantive's assets, and no assurances can be given that the Company will successfully close the purchase of Stantive's assets, which is subject to conditions and uncertainties. Actual results reported by Stantive during the period may vary, and such variances may be material. As a result, investors should not place undue reliance of the unaudited MRR reported by Standive during the reported period.

unbound + CELEBROS + STANTIVE Technologies Group

	B2C	B2B	FRANCHISE	PORTAL
Markets	» Mid-Market » Enterprise » SMB	» Mid-Market » Enterprise	» Mid-Market » Enterprise » SMB	» Mid-Market » Enterprise
Competition	sitecore, HubSpot, Kentico, epi	ORACLE, SAP, Magento, IBM	yext, SCORPION	ORACLE, Adobe, sitecore, IBM
Customers	Hammacher Schlemmer, PNY, L'ORÉAL, AVON	CATERPILLAR, xylem, skylinesteel, CleanHarbors	SMILE DOCTORS, SportClips, sears, TRIUMPH	The UPS Store hub, 7-Eleven, AstraZeneca, Manulife
Differentiators	» Unified product suite » Out-of-the-box templates » Velocity to market	» Native B2B features » B2B hosting– PCI, GDPR, SOC2 » Cost & time efficient	» Franchise pricing model » Franchise workflow » Local SEO	» Salesforce native » Compliance and Governance » Velocity to market

Diverse Combined Customer Base

Bridgeline unbound

- Upper mid-market
- Corporate, Franchise, B2B and B2C
- US Customer Base
- Broad marketing suite

The UPS Store, Caterpillar, xylem, endo, SportClips, Clean Harbors, Smile Doctors, Triumph, Camp Bow Wow, UPS Temperature True, AARP, American Academy of Pediatrics, Guardian, Hartford HealthCare, sears, Montefiore, Meritus Health, Goddard School, Monster, PNY

CELEBROS

- Mid-market
- B2C eCommerce
- Strong European Presence
- Fast sales cycle with channel

Hammacher Schlemmer, Seton, Betty Mills, Hansen, sugarfina, Fanzz, Stine, EyeBuyDirect, North Shore, RoadRunner Sports, Transcat, K&L Ruppert, Lillian Vernon, Shoe Station, Hirmer Gruppe, RamTool, Avon, Vionic

STANTIVE Technologies Group

- Mid-market & Enterprise
- Portals/Intranet Solutions
- Native Salesforce.com
- Compliance & Governance

Bristol-Myers Squibb, AstraZeneca, 7-Eleven, Shell, Manulife Financial, CCA Coca-Cola Amatil, ANZ, Lincoln Financial Group, Provident, CVS caremark, Les Mills, Deloitte., Stage, Purolator, RMIT University, AdvisorGroup, Constellation Brands, AmerisourceBergen, Wolters Kluwer, Fieldpoint Private, NSW Finance, Services & Innovation, Beacon Trust, diabetes victoria, Toyota, Guidewire, Parsons Technologies

BRIDGELINE unbound

attract • engage • nurture • convert

A unified product suite to manage your entire digital experience - without limitations.

MARKETING	CONTENT	COMMERCE	SOCIAL	TRANSLATE	INSIGHTS	SEARCH	PORTAL
Automation Flows	Flexible Publishing	Faceted Catalog	Social Monitoring	Translation Connectors	Dashboards	Dashboards	Native Salesforce.com
Landing Pages	Enterprise Search	Cart & Checkout	Reputation Management	Workflow & Management	Usage & Performance	Usage & Performance	Compliance & Governance
Lead Capture & Nurture	SEO Management	Shipping & Payments	Drive Engagement	Language Services	Heatmapping Overlay	Heatmapping Overlay	Business Users
Segmentation & Targeting	Publishing Workflows	Coupons & Merchandising	Schedule	Industry Solutions	Recorded Sessions	Recorded Sessions	Omni-Channel
Email Campaigns	Language Translation	Semantic Product Search	Publish	International SEO	Funnel Analysis	Funnel Analysis	Personalization

CELEBROS

STANTIVE Technologies Group

unbound Marketing

BRIDGELINE

attract • engage • nurture • convert



MARKETING

- Activity Dashboard
- Automation Flows
- Campaign Management
- Landing Page Builder
- Contact & Audience Management
- User Activity Stream
- Lead Score & Conversion Tracking
- Native CRM Integration



unbound
974,821
27
14,660
Activity Calendar
Recent Email Blasts
Top Audience Lists
Activity Performance
Top Flows
Top Email Blasts
Create Automation Flow
DEMO - Targeted Lead Form Submission

BRIDGELINE unbound Content

attract • engage • nurture • convert

CONTENT

- Activity Dashboard
- Publishing Workflows
- Digital Asset Libraries
- Inline Editing
- SEO & Taxonomy
- Enterprise Search
- User Management
- Forms & Blogs
- Multi-Site Management



unbound
Recently Updated Pages
Comments Awaiting Moderation
Images
Image Gallery
ALPHAENERGY
SOLUTION
Solution ABC
Solution Overview

unbound Commerce



COMMERCE

- Activity Dashboard
- Product Catalog
- Taxation, Shipping & Payment
- Coupons & Merchandising
- Cross-Sell & Up-Sell
- Customer & Order Management
- Real-time Reporting
- Semantic Product Search



unbound
Recent Orders
$119,832.55
Total Sales
2,397
Transactions
$49.99
Average Order Size
579
Abandoned Carts
Top Purchased Products
Low Inventory SKUs
Ship Order
Package #1
unbound
Product Catalog
Product Types

BRIDGELINE unbound Social

attract • engage • nurture • convert

SOCIAL

- Activity Dashboard
- Popular Social Integrations
- Multi-location Management
- Aggregated Insights
- Content Reporting
- Sentiment & Engagement
- Reviews Management
- Reputation Management
- Robust Reporting



unbound
397.6k
page likes
7k
followers
Account
Content
Conversations
Reputation
Creative

unbound Translate

attract • engage • nurture • convert



Lingotek

THE TRANSLATION NETWORK

TRANSLATE

- Translation Connectors
- Workflow & Management
- Language Services
- Industry Solutions
- International SEO


Lingotek CMS Pages

BRIDGELINE unbound Search

attract • engage • nurture • convert

SEARCH

- Natural Language Site Search
- Machine Learning
- Responsive Auto-Complete
- Faceted Navigation
- Guided Navigation
- Dynamic Merchandising Engine
- Product Recommendations
- Product Finder



unbound
Search Queries
SEARCH
QUERIES
Top Queries
Fallbacks

Plugins For: Magento SAP Hybris shopify plus OXID eshop

BRIDGELINE DIGITAL

BRIDGELINE unbound Insights

attract • engage • nurture • convert

INSIGHTS

- Multiple Dashboards
- Visitor Reporting
- Geography & Technology
- Traffic Reporting
- Native Event Tracking
- Search & Real-time Metrics
- Heatmapping Overlay
- Recorded Sessions
- Funnel Analysis



Plugins For: Magento WordPress

BRIDGELINE unbound Portal

attract • engage • nurture • convert

PORTAL

- 100% Native on Salesforce
- Omnichannel Communities
- Dynamic Personalized Experience
- Global Collaboration
- Compliance & Governance
- Enterprise Class
- Powered by Business Users
- Unified Content Architecture


Watch Happy to Help TV


MULTILINGUAL
CREATE
VERSIONING
PUBLISH
REVIEW
APPROVALS
ACCESS CONTROLS
APPROVE
EDIT
TAXONOMY
PERSONALIZE
SITE AUDIT

salesforce

INTRANETS

WEBSITES

COMMUNITIES

OMNICHANNEL

Gross Margin



Professional Services Margin
100%
80%
60%
40%
20%
0%
Q2-2016
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019



License & Hosting Margin
100%
80%
60%
40%
20%
0%
Q2-2016
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019

Adjusted Operating Expenses

(Trailing Twelve Months)



$3.4M
$3.2M
$3.0M
$2.8M
$2.6M
$2.4M
$2.2M
$2.0M
Q4-2015
Q1-2016
Q2-2016
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019

- Adjusted Operating Expenses is a non-GAAP metric. Excludes restructuring charges and/or goodwill impairment charges
- See Appendix for reconciliation of GAAP reported Operating Expenses to non-GAAP Adjusted Operating Expenses

Income Statement

($,000's)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Subscription and perpetual licenses	$ 1,725	$ 1,582	$ 1,711	$ 1,770	$ 1,606	$ 1,499	$ 1,262	$ 1,242	$ 1,045
Managed service hosting	$ 240	$ 261	$ 242	$ 263	$ 303	$ 293	$ 243	$ 206	$ 257
Digital engagement services	$ 2,026	$ 2,151	$ 2,121	$ 2,201	$ 2,060	$ 1,921	$ 1,578	$ 1,355	$ 1,073
Total revenue	**$ 3,991**	**$ 3,994**	**$ 4,074**	**$ 4,234**	**$ 3,969**	**$ 3,713**	**$ 3,083**	**$ 2,803**	**$ 2,375**
Cost of revenue	$ 1,695	$ 1,716	$ 1,835	$ 1,914	$ 1,957	$ 1,891	$ 1,534	$ 1,366	$ 1,341
Gross profit	**$ 2,296**	**$ 2,278**	**$ 2,239**	**$ 2,320**	**$ 2,012**	**$ 1,822**	**$ 1,549**	**$ 1,437**	**$ 1,034**
GM %	*58%*	*57%*	*55%*	*55%*	*51%*	*49%*	*50%*	*51%*	*44%*
Operating Expenses									
Sales and marketing	$ 1,294	$ 1,174	$ 1,193	$ 1,147	$ 1,104	$ 950	$ 991	$ 907	$ 905
General and administrative	$ 791	$ 803	$ 801	$ 861	$ 736	$ 795	$ 625	$ 694	$ 687
Research and development	$ 360	$ 422	$ 393	$ 412	$ 407	$ 408	$ 406	$ 383	$ 418
Depreciation and amortization	$ 185	$ 157	$ 126	$ 113	$ 108	$ 104	$ 93	$ 51	$ 26
Goodwill impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ 4,615	$ 243	$ 3,732
Restructuring expenses	$ 31	$ 169	$ 49	$ 37	$ -	$ 181	$ 6	$ 1	$ -
Total operating expenses	**$ 2,661**	**$ 2,725**	**$ 2,562**	**$ 2,570**	**$ 2,355**	**$ 2,438**	**$ 6,736**	**$ 2,279**	**$ 5,768**
Loss from operations	**$ (365)**	**$ (447)**	**$ (323)**	**$ (250)**	**$ (343)**	**$ (616)**	**$ (5,187)**	**$ (842)**	**$ (4,734)**
Interest and other expense, net	$ (31)	$ (82)	$ (9)	$ (79)	$ (86)	$ (64)	$ 35	$ (119)	$ (217)
(Benefit)/provision for income taxes	$ 12	$ 1	$ -	$ 3	$ 1	$ -	$ 10	$ (14)	$ 4
Net loss	**$ (408)**	**$ (530)**	**$ (332)**	**$ (332)**	**$ (430)**	**$ (680)**	**$ (5,162)**	**$ (947)**	**$ (4,955)**
Adjusted EBITDA	**$ 10**	**$ 22**	**$ 49**	**$ 41**	**$ (94)**	**$ (185)**	**$ (332)**	**$ (414)**	**$ (866)**

- Future revenue growth will come from SaaS license and Services
- Opportunity to scale from a cost perspective and drive higher gross margins
- Consistent reductions in operating expenses with availability to scale with acquisitions
- Adjusted EBITDA is a non-GAAP metric. See appendix for reconciliation of GAAP reported Net Loss to non-GAAP Adjusted EBITDA

Balance Sheet

$ in thousands (except per share data)		12/31/2018
Cash	$	2,101
Total Assets	$	9,271
Debt	$	2,521
Total Liabilities	$	5,354
Total Stockholders' Equity	$	3,917
Book Value per Share	$	0.28

Capitalization Table

As of February 14, 2019	Total Shares
Common Stock	16,081,259
Preferred Stock (as converted to common)	222,632
Warrants (WAEP $0.77)	11,443,073
Stock Options (WAEP $6.52)	443,778
Total	**28,190,742**

BRIDGELINE DIGITAL

Appendix



Reconciliation of Net Loss to Adjusted EBITDA

($,000's)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Net loss	**$ (408)**	**$ (530)**	**$ (332)**	**$ (332)**	**$ (430)**	**$ (680)**	**$ (5,162)**	**$ (947)**	**$ (4,955)**
(Benefit)/provision for income tax	$ 12	$ 1	$ -	$ 3	$ 1	$ -	$ 10	$ (14)	$ 4
Interest expense, net	$ 31	$ 34	$ 29	$ 34	$ 86	$ 75	$ 98	$ 119	$ 208
Change in fair value of warrant	$ -	$ -	$ -	$ -	$ -	$ -	$ (133)	$ -	$ -
Amortization of intangible assets	$ 71	$ 72	$ 71	$ 71	$ 72	$ 71	$ 71	$ 28	$ 5
Goodwill impairment charge	$ -	$ -	$ -	$ -	$ -	$ -	$ 4,615	$ 243	$ 3,732
Depreciation	$ 89	$ 74	$ 53	$ 41	$ 36	$ 29	$ 20	$ 20	$ 20
Loss on disposal of fixed assets	$ -	$ -	$ -	$ 45	$ -	$ -	$ -	$ -	$ 9
Restructuring charges	$ 31	$ 217	$ 49	$ 37	$ -	$ 181	$ 6	$ 1	$ -
Other amortization	$ 39	$ 27	$ 18	$ 16	$ 16	$ 17	$ 17	$ 17	$ 14
Stock-based compensation	$ 145	$ 127	$ 161	$ 126	$ 125	$ 122	$ 126	$ 119	$ 97
Adjusted EBITDA	**$ 10**	**$ 22**	**$ 49**	**$ 41**	**$ (94)**	**$ (185)**	**$ (332)**	**$ (414)**	**$ (866)**

Non-GAAP Financial Measures This presentation contains non-GAAP financial measures: Adjusted EBITDA and Adjusted Operating Expenses. Bridgeline's management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Bridgeline management presents non-GAAP financial measures in connection with GAAP results. Bridgeline urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Bridgeline's financial performance. Our definitions of Adjusted EBITDA and Adjusted Operating Expenses may differ from and therefore may not be comparable with similarly titled measures used by other companies, thereby limiting their usefulness as comparative measures. As a result of the limitations that Adjusted EBITDA and Adjusted Operating Expenses have as an analytical tool, investors should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP.

BRIDGELINE
DIGITAL

Reconciliation of Operating Expenses to Adjusted Operating Expenses

($,000's)	Q4-2015	Q1-2016	Q2-2016	Q3-2016	Q4-2016	Q1-2017	Q2-2017	Q3-2017	Q4-2017	Q1-2018	Q2-2018	Q3-2018	Q4-2018	Q1-2019
Sales and marketing	$ 1,171	$ 1,068	$ 1,247	$ 1,212	$ 1,406	$ 1,294	$ 1,174	$ 1,193	$ 1,147	$ 1,104	$ 950	$ 991	$ 907	$ 905
General and administrative	$ 826	$ 862	$ 764	$ 1,035	$ 795	$ 791	$ 803	$ 801	$ 861	$ 736	$ 795	$ 625	$ 694	$ 687
Research and development	$ 458	$ 341	$ 377	$ 428	$ 433	$ 360	$ 422	$ 393	$ 412	$ 407	$ 408	$ 406	$ 383	$ 418
Depreciation and amortization	$ 380	$ 356	$ 338	$ 328	$ 287	$ 185	$ 157	$ 126	$ 113	$ 108	$ 104	$ 93	$ 51	$ 26
Goodwill impairment charge	$ 10,500	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 4,615	$ 243	$ 3,732
Restructuring charges	$ 437	$ 586	$ 194	$ 16	$ 53	$ 31	$ 169	$ 49	$ 37	$ -	$ 181	$ 6	$ 1	$ -
Total operating expenses	**$ 13,772**	**$ 3,213**	**$ 2,920**	**$ 3,019**	**$ 2,974**	**$ 2,661**	**$ 2,725**	**$ 2,562**	**$ 2,570**	**$ 2,355**	**$ 2,438**	**$ 6,736**	**$ 2,279**	**$ 5,768**
(-) Goodwill impairment charge	$ (10,500)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (4,615)	$ (243)	$ (3,732)
(-) Restructuring charges	$ (437)	$ (586)	$ (194)	$ (16)	$ (53)	$ (31)	$ (169)	$ (49)	$ (37)	$ -	$ (181)	$ (6)	$ (1)	$ -
Total Operating expenses (adjusted)	**$ 2,835**	**$ 2,627**	**$ 2,726**	**$ 3,003**	**$ 2,921**	**$ 2,630**	**$ 2,556**	**$ 2,513**	**$ 2,533**	**$ 2,355**	**$ 2,257**	**$ 2,115**	**$ 2,035**	**$ 2,036**
TTM Operating expenses (adjusted)	**$ 3,323**	**$ 3,015**	**$ 2,802**	**$ 2,798**	**$ 2,819**	**$ 2,820**	**$ 2,778**	**$ 2,655**	**$ 2,558**	**$ 2,489**	**$ 2,415**	**$ 2,315**	**$ 2,191**	**$ 2,111**

TTM = Trailing 12 Months

Non-GAAP Financial Measures This presentation contains non-GAAP financial measures: Adjusted EBITDA and Adjusted Operating Expenses. Bridgeline's management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Bridgeline management presents non-GAAP financial measures in connection with GAAP results. Bridgeline urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Bridgeline's financial performance. Our definitions of Adjusted EBITDA and Adjusted Operating Expenses may differ from and therefore may not be comparable with similarly titled measures used by other companies, thereby limiting their usefulness as comparative measures. As a result of the limitations that Adjusted EBITDA and Adjusted Operating Expenses have as an analytical tool, investors should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP.